SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 7, 2006

Commission File	Registrant, State of Incorporation, Address of	I.R.S. Employer
Number	Principal Executive Offices and Telephone Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated, June 7, 2006

Section 8—Other Events
Sierra Pacific Power Company
Item 8.01 Other Events
On June 7, 2006, the Public Utility Commission of Nevada (PUCN) approved a settlement agreement entered into between Sierra Pacific Power Company (SPPC), the PUCN Staff, the Bureau of Consumer Protection (BCP), and its major customers. SPPC is a wholly owned subsidiary of Sierra Pacific Resources (NYSE: SRP). The agreement allows for the full recovery over two years of the costs of fuel and purchased power incurred between December 1, 2004 and September 30, 2005. Deferred energy costs are recovered on a dollar-for-dollar basis with no profit to SPPC.
A copy of the press release announcing PUCN approval of the settlement agreement is filed herewith as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     99.1 Press Release dated June 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources
(Registrant)

Date: June 7, 2006	By:
/s/ John E. Brown

John E. Brown
Controller

Sierra Pacific Power Company
(Registrant)

Date: June 7, 2006	By:
/s/ John E. Brown

John E. Brown
Controller